Exhibit 99.1
June 28, 2010

Contacts:
JOHN H. PELUSI JR.	GREGORY R. CONLEY	MYRA F. MOREN
Chief Executive Officer	Chief Financial Officer	Director, Investor Relations
(412) 281-8714	(412) 281-8714	(713) 852-3500
jpelusi@hfflp.com	gconley@hfflp.com	mmoren@hfflp.com
Overwhelming Majority of HFF Holdings LLC Members Agreed to Modify Existing Exchange Rights, and the Vast Majority of Members also Voluntarily Agreed to Extend the Term of their Respective Existing Employment Agreements and to Impose Resale Restrictions on a Portion of their Respective Shares of Class A Common Stock
PITTSBURGH, PA — HFF, Inc. (NYSE: HF) (the Company) announced today that it had been informed by HFF Holdings LLC (HFF Holdings) that, in response to currently proposed legislation in the U.S. Congress, the overwhelming majority of the members of HFF Holdings agreed to modify the terms of their existing Exchange Rights (defined herein) to exchange Holdings Units (defined herein) for shares of the Company’s Class A common stock as permitted under the arrangements put in place in connection with the Company’s initial public offering in early 2007.
Existing Exchange Rights
Under the “Exchange Rights,” granted and put in place as a result of the reorganization transactions in connection with the Company’s initial public offering, members of HFF Holdings are entitled to direct HFF Holdings to exchange two partnership units, one in each of the Company’s two operating partnerships Holliday Fenoglio Fowler, L.P. and HFF Securities L.P., for one share of Class A common stock and subsequently redeem one limited liability company unit of HFF Holdings (a “Holdings Unit”) for such one share of Class A common stock. Following the completion of the February 2007 initial public offering, members of HFF Holdings held 20,355,000 Holdings Units, which were eligible to be redeemed in increments of 25% or 5,088,750 Holdings Units beginning in each of February 2009, February 2010, February 2011 and February 2012 for shares of Class A common stock that would total 20,355,000 shares by February 2012, unless redeemed earlier through a waiver, amendment or termination by the members of HFF Holdings.
As of February 2010, 50% of the Holdings Units were eligible for exchange for 10,177,500 registered, freely-tradable shares of Class A common stock. However, as of May 31, 2010, only 4,055,355 of the Holdings Units eligible for redemption had been exchanged, leaving 6,122,145 Holdings Units currently available to be exchanged under the existing Exchange Rights. In February 2011, another 25% of Holdings Units would be eligible for exchange for 5,088,750 registered, freely-tradable shares of Class A common stock, which would permit a combined total of 15,266,250 shares of Class A common stock to be eligible for the exchange of Holdings Units at this time. The remaining Holdings Units would be eligible for exchange for 5,088,750 registered, freely-tradable shares of Class A common stock in February 2012. At that time, all 20,355,000 shares of Class A common stock could be exchanged under the existing Exchange Rights to the extent not exchanged earlier.
Modification of Exchange Rights
The modification of the Exchange Rights permits the vast majority of the members of HFF Holdings to exercise their individual Exchange Right to exchange all of his or her respective Holdings Units for shares of the Company’s Class A common stock; however, the members of HFF Holdings conditioned this modification upon each participating member’s voluntary agreement to extend the term of his or her employment agreement and the imposition of resale restrictions on a portion of his or her shares of Class A common stock as detailed below.

Overwhelming Majority of HFF Holdings LLC Members Agreed to Modify Existing Exchange Rights, and the Vast Majority of Members also Voluntarily Agreed to Extend the Term of their Respective Existing Employment Agreements and to Impose Resale Restrictions on a Portion of their Respective Shares of Class A Common Stock
Of the 38 active members of HFF Holdings, who are also employees of the operating partnerships, 29 members, including the four inside directors of the Company, representing approximately 91% of the voting equity interests in HFF Holdings, voluntarily agreed to extend the terms of their existing non-competition and non-solicitation employment agreements and to the imposition of the resale restrictions on a portion of their shares of Class A common stock. These 29 members have elected to exchange all of their Holdings Units for approximately 14.0 million shares of Class A common stock.
Nine members, representing approximately 9% of the voting equity interests in HFF Holdings, have elected not to enter into an extension of their existing non-competition and non-solicitation employment agreements and the new resale restrictions. These members will continue to be subject to their existing employment agreements and Exchange Right restrictions that were effective at the time of the initial public offering. They will also be exchanging their currently vested and eligible Holdings Units for approximately 0.2 million shares of Class A common stock as permitted under the existing Exchange Rights. The remainder of these members’ Holdings Units will be eligible for exchange in the future under the existing Exchange Rights.
Following the anticipated exercise of the above referenced exchanges of Holdings Units for approximately 14.2 million shares of Class A common stock, the Company will own approximately 94.2% of the equity interests (including profits and losses) in the Company’s operating partnerships, compared to the 46.4%, 51.2% and 55.7% owned as of December 31, 2009, March 31, 2010 and May 31, 2010, respectively, after giving effect to the December 2009, March 2010 and May 2010 respective exchanges.
These exercises of the Exchange Rights detailed above are expected to occur on or about June 30, 2010.
Term of Employment Contract Extension for Certain Members of HFF Holdings
As noted above, a member’s ability to redeem all of his or her Holdings Units for shares of the Company’s Class A common stock was conditioned upon such member’s voluntary agreement to extend the term of his or her non-competition and non-solicitation employment agreement. These non-competition and non-solicitation employment agreements were scheduled to expire in March 2011, approximately eight months from the date hereof. Each of the 29 members of HFF Holdings, including the four inside directors, who have elected to exchange all of his or her Holdings Units for shares of Class A common stock, have agreed to extend the term of their contracts to March 2015, or approximately 4.5 years from the date of the extension amendment.
Resale Restrictions on a Portion of Shares of Class A Common Stock for Certain Members of HFF Holdings
Also, as noted above, a member’s ability to redeem all of his or her Holdings Units for shares of the Company’s Class A common stock was conditioned upon such member’s voluntary agreement to impose resale restrictions on a portion of their shares of Class A common stock. The combined shares of Class A common stock subject to the resale restrictions total approximately 4.0 million shares, or approximately 11% of the total shares outstanding after the above exchanges and are equal to 25% of the original number of shares of Class A common stock that such members would have received following an exchange of 100% of the Holdings Units held at the time of the public offering. The voluntarily-imposed restrictions will begin to be released in March 2013. In March 2013, 33% or approximately 1.34 million of the newly restricted shares of Class A common stock will be eligible to be freely sold, with a like amount of the newly-restricted shares of Class A common stock being eligible to be freely sold in each of March 2014 and in March 2015. The contractual provisions setting forth these new resale restrictions can be waived, amended or terminated by the members of HFF Holdings following consultation with the Company’s board of directors.

Overwhelming Majority of HFF Holdings LLC Members Agreed to Modify Existing Exchange Rights, and the Vast Majority of Members also Voluntarily Agreed to Extend the Term of their Respective Existing Employment Agreements and to Impose Resale Restrictions on a Portion of their Respective Shares of Class A Common Stock
Tax Receivable Agreement
The Company expects to receive a tax basis step-up as a result of the elections in effect under Section 754 of the Internal Revenue Code that will apply to the exchanges described above. As a result of the step-up in basis from this election, it is anticipated that the Company will be entitled to annual future tax benefits in the form of amortization for income tax purposes. Under the tax receivable agreement entered into by the Company and HFF Holdings at the time of the Company’s initial public offering, the Company will pay to HFF Holdings 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax that the Company actually realizes as a result of the tax basis step-up and as a result of certain other tax benefits arising from entering into the tax receivable agreement and making payments under that agreement.
Deliberation and Election to Waive and Modify the Exchange Right
A driving force behind the HFF Holdings members’ election to modify the Exchange Right was legislation adopted by the U.S. House of Representatives and currently being considered in the U.S. Senate. This legislation, if enacted in its current form, could subject the members of HFF Holdings to significantly greater taxes in the event of a future exercise of the Exchange Rights as compared to taxes arising from an exercise of the Exchange Rights prior to the effective date of such legislation. In response to this risk, an overwhelming majority of the members of HFF Holdings elected to waive and modify the exchange restrictions as described above. Therefore, the vast majority of the members of HFF Holdings elected to redeem all of their Holdings Units for approximately 14.0 million shares of the Company’s Class A common stock pursuant to the modified Exchange Rights, which were conditioned on their voluntary agreement to extend the terms of their existing and expiring employment agreements as well as agreeing to the new resale restrictions on a portion of the shares of their Class A common stock.
“It should be noted this action was not taken without significant deliberation by the members of HFF Holdings. The extension of the term of the employment agreements and the imposition of the new restrictions on the resale of a portion of the shares of Class A common stock were not required to modify the Exchange Rights, nor were they required under any of the existing agreements,” stated John H. Pelusi, Jr., who is the managing member of HFF Holdings as well as an inside director and the chief executive officer of the Company. “These voluntary actions by these members of HFF Holdings continue to demonstrate their commitment and philosophy to continue to maintain an alignment of interests with the Company’s Class A common stockholders. Additionally, the new resale restrictions on approximately 4.0 million shares of Class A common stock, or approximately 11% of the total shares currently outstanding, through March 2013, as well as the additional restrictions on portions of these shares through March 2015, coupled with the extension of employment contracts to March 2015 demonstrate the financial alignment of interests of HFF Holdings’ members with the Company’s Class A common stockholders and the long-term confidence in the performance of the Company,” stated Mr. Pelusi.
The exercises of the Exchange Rights described above do not necessarily mean that members of HFF Holdings will or will not sell the shares of Class A common stock received in connection with such exercises. A registration statement on Form S-3 relating to the resale of the 20,355,000 shares of Class A common stock originally issuable upon exercise of the Exchange Rights has been previously filed with and declared effective by the Securities and Exchange Commission. Any offers will be made only by means of the written prospectus included in the registration statement. A copy of the prospectus may be obtained by contacting: HFF, Inc., One Oxford Centre, 301 Grant Street, Suite 600, Pittsburgh, Pennsylvania 15219; phone: (412) 281-8714. Please refer to the registration statement, which has been filed by the Company with the Securities and Exchange Commission and is available at the Securities and Exchange Commission’s Internet web site, www.sec.gov, for more complete details.

Overwhelming Majority of HFF Holdings LLC Members Agreed to Modify Existing Exchange Rights, and the Vast Majority of Members also Voluntarily Agreed to Extend the Term of their Respective Existing Employment Agreements and to Impose Resale Restrictions on a Portion of their Respective Shares of Class A Common Stock
About HFF, Inc.
Through its subsidiaries, Holliday Fenoglio Fowler, L.P. and HFF Securities L.P., the Company operates out of 17 offices nationwide and is one of the leading providers of commercial real estate and capital markets services, by transaction volume, to the U.S. commercial real estate industry. The Company offers clients a fully integrated national capital markets platform including debt placement, investment sales, structured finance, private equity, investment banking and advisory services, loan sales and commercial loan servicing.
Certain statements in this press release are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar expressions constitute forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested in forward-looking statements in this press release. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Any forward-looking statements speak only as of the date of this press release and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. Factors that could cause results to differ materially include, but are not limited to: (1) the Company’s ability to retain and attract transaction professionals; (2) the consummation of the exchanges described above; (3) risks related to the Company’s organizational structure; (4) the enactment and effects, if any, of legislation proposed in the U.S. Congress; (5) future tax benefits relating to the Company’s elections under Section 754 of the Internal Revenue Code and resulting payments under the Company’s tax receivable agreement; and (6) other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K.
Additional information concerning factors that may influence HFF, Inc.’s financial information is discussed under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Forward-Looking Statements” in the Company’s most recent Annual Report on Form 10-K, as well as in the Company’s press releases and other periodic filings with the Securities and Exchange Commission. Such information and filings are available publicly and may be obtained from the Company’s web site at www.hfflp.com or upon request from the HFF, Inc. Investor Relations Department at investorrelations@hfflp.com.
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